SUPPLEMENT DATED AUGUST 29, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND -

MID-CAP GROWTH PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Mid-Cap Growth Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”). The changes within this supplement are effective November 1, 2013. Remember to review the Prospectus for other important information.

The Annual Fund Operating Expenses table and Examples table in the Fees and Expenses of the Fund subsection will be replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.70%	0.70%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.93%	0.73%
Less Fee Waiver[2]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver	0.88%	0.68%

[1]	The expense information has been restated to reflect current fees.
[2]	PLFA has contractually agreed to waive 0.05% of its management fee through April 30, 2015. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser, or (iii) if the sub-advisory agreement with Ivy Investment Management Company is terminated.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	Class I	Class P
1 year	$90	$69
3 years	$291	$228
5 years	$510	$401
10 years	$1,138	$902

In the Principal Investment Strategies subsection, the second, third, and fourth paragraphs will be replaced with the following:

In selecting securities for the Fund, the sub-adviser primarily emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain growth; stable and consistent revenue, earnings, and cash flow; market potential; and profit potential.

Generally, in determining whether to sell a security, the sub-adviser considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. The sub-adviser also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive opportunities or to raise cash.

The Currency, Emerging Markets, and Foreign Markets Risks will be deleted from the Principal Risks subsection.

In addition, the information related to the sub-adviser in the Management subsection will be replaced with the following:

Sub-Adviser – Ivy Investment Management Company. The primary person responsible for the day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience With Fund

Kimberly A. Scott, CFA, Senior Vice President	Since 2013

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